Net earnings per share	12 Months Ended
Mar. 31, 2022
Accounting Policies [Abstract]
Net earnings per share

18	Net earnings per share

Basic net earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted net earnings per share gives effect to all dilutive potential common shares outstanding during the period. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. In computing the dilutive effect of potential common shares, the average stock price for the period is used in determining the number of treasury shares assumed to be purchased with the proceeds from the exercise of options. When there is a loss, the potential common shares are not included in the diluted net earnings per share since the effect would be anti-dilutive.

	Year Ended March 31,
	2020	2021	2022

Income / (loss) available to common stockholders ($ in thousands)	$398	$1,771	$(2,760)

Basic weighted average common shares outstanding	4,646,966	4,880,422	4,857,187

Basic net earnings / (loss) per share	$0.09	$0.36	$(0.57)

Basic weighted average common shares outstanding	4,646,966	4,880,422	4,857,187
Effect of dilutive securities – Options	169,770	264,838	—

Diluted weighted average common and potential common shares outstanding	4,816,736	5,145,260	4,857,187

Diluted net earnings / (loss) per share	$0.08	$0.34	$(0.57)